NACO INDUSTRIES, INC.

                              STOCK INCENTIVE PLAN




                                November 5, 1996

                              NACO INDUSTRIES, INC.

                              STOCK INCENTIVE PLAN


                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

1.       BACKGROUND AND PURPOSE...............................................1
         ----------------------
2.       DEFINITIONS..........................................................1
         -----------
         (a)      "Award" or "Awards".........................................1
                   -----      ------
         (b)      "Board......................................................1
                   -----
         (c)      "Cause" and/or "Forfeiture Event"...........................1
                   -----          ----------------
         (d)      "Change in Control".........................................1
                   -----------------
         (e)      "Code"......................................................2
                   ----
         (f)      "Committee".................................................2
                   ---------
         (g)      "Common Stock"..............................................2
                   ------------
         (h)      "Corporation"...............................................2
                   -----------
         (i)      "Disability"................................................2
                   ----------
         (j)      "Employee"..................................................2
                   --------
         (k)      "Exchange Act"..............................................2
                   ------------
         (l)      "Fair Market Value".........................................2
                   -----------------
         (m)      "Forfeiture Event"..........................................3
                   ----------------
         (n)      "Incentive Stock Option"....................................3
                   ----------------------
         (o)      "Nonstatutory Stock Option".................................3
                   -------------------------
         (p)      "Optionee"..................................................3
                   --------
         (q)      "Participant"...............................................3
                   -----------
         (r)      "Retirement"................................................3
                   ----------
         (s)      "Rules".....................................................3
                   -----
         (t)      "Share......................................................3
                   -----
         (u)      "Stock Appreciation Right...................................3
                   ------------------------
         (v)      "Stock Option"..............................................3
                   ------------
         (w)      "Stock Option Agreement"....................................3
                   ----------------------
         (x)      "Subsidiary"................................................3
                   ----------

3.       ADMINISTRATION.......................................................4
         --------------
         (a)      Composition of the Committee................................4
                  ----------------------------
         (b)      Actions by the Committee....................................4
                  ------------------------
         (c)      Powers of the Committee.....................................4
                  -----------------------
         (d)      Liability of Committee Members..............................4
                  ------------------------------

4.       DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN..................4
         ---------------------------------------------------
         (a)      Duration of the Plan........................................4
                  --------------------
         (b)      Shares Subject to the Plan..................................5
                  --------------------------
         (c)      Source of Stock Issued Under the Plan.......................5
                  -------------------------------------

5.       PERSONS ELIGIBLE FOR AWARDS...........................................5
         ---------------------------
6.       STOCK OPTIONS.........................................................5
         -------------
         (a)      Awards of Stock Options......................................5
                  -----------------------
         (b)      Number of Shares.............................................5
                  ----------------
         (c)      Exercise Price...............................................5
                  --------------
         (d)      Method of Payment............................................6
                  -----------------
         (e)      Term and Exercise of Stock Options; Nontransferability of
                  Stock Options................................................6
                  -------------
         (f)      Termination of Employment....................................6
                  -------------------------
         (g)      Forfeiture...................................................7
                  ----------
         (h)      Rights as a Shareholder......................................7
                  -----------------------
         (i)      Stock Appreciation Rights....................................8
                  -------------------------

7.       RECAPITALIZATION......................................................8
         ----------------
8.       CHANGE IN CONTROL.....................................................9
         -----------------
9.       SECURITIES LAW REQUIREMENTS...........................................9
         ---------------------------
10.      AMENDMENTS OF THE PLAN AND AWARDS.....................................9
         ---------------------------------
         (a)      Plan Amendments..............................................9
                  ---------------
         (b)      Amendments of Awards.........................................9
                  --------------------
         (c)      Rights of Participant.......................................10
                  ---------------------

11.      GENERAL PROVISIONS...................................................10
         ------------------
         (a)      Application of Funds........................................10
                  --------------------
         (b)      Employment Rights...........................................10
                  -----------------
         (c)      Shareholders' Rights........................................10
                  --------------------
         (d)      No Obligation to Exercise Stock Option......................10
                  --------------------------------------
         (e)      Withholding Taxes...........................................10
                  -----------------
                  (i)      General............................................10
                  (ii)     Stock Withholding..................................10
         (f)      Other Corporation Benefit and Compensation Programs.........10
                  ---------------------------------------------------
         (g)      Costs of the Plan...........................................11
                  -----------------
         (h)      Participant's Beneficiary...................................11
                  -------------------------
         (i)      Awards in Foreign Countries.................................11
                  ---------------------------
         (j)      Severability................................................11
                  ------------
         (k)      Binding Effect of Plan......................................11
                  ----------------------
         (l)      No Waiver of Breach.........................................11
                  -------------------

12.      APPROVAL OF SHAREHOLDERS.............................................12
         ------------------------
13.      ADOPTION.............................................................12
         --------

                              NACO INDUSTRIES, INC.

                              STOCK INCENTIVE PLAN


         1. BACKGROUND AND PURPOSE. Effective November 5, 1996, the Board of Directors of the Corporation adopted the NACO Industries, Inc. Stock Incentive Plan (the "Plan"). The purpose of the Plan, as amended from time to time, is to promote and advance the interests of the Corporation and its shareholders by strengthening the ability of the Corporation to attract, motivate and retain directors, managerial and other employees and others, and to strengthen the mutuality of interests between such persons and the Corporation's shareholders. Certain capitalized terms used in the Plan have the meanings set forth in
Section 2.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  (a) "Award" or "Awards" means a grant of a Stock Option or Stock Appreciation Right under the Plan.

                  (b) "Board" means the Board of Directors of the Corporation.

                  (c) "Cause" and/or "Forfeiture Event" mean the engagement by a Participant or his/her assignee in any activity in competition with any activity of the Corporation, or inimical, contrary or harmful to the interests of the Corporation, including, but not limited to (i) conduct related to the
Participant's employment for which either criminal or civil penalties may be sought, (ii) the commission of an act of fraud or intentional misrepresentation,
(iii) embezzlement or misappropriation or conversion of assets or opportunities of the Corporation, (iv) accepting employment with or serving as a consultant, adviser or in any other capacity to an employer that is in competition with or acting against the interest of the Corporation, (v) disclosing or misusing any confidential or proprietary information of the Corporation, (vi) violation of the Corporation's policies, including, without limitation, the Corporation's insider trading policy, or (vii) participating in a hostile takeover attempt.

                  (d) "Change in Control" means the occurrence of any of the following events:

                           (i)      An  acquisition  by any person of beneficial
ownership of the shares of Common Stock of the Corporation then outstanding (the "Corporation Common Stock Outstanding") or the voting securities of the Corporation then outstanding entitled to vote generally in the election of directors (the "Corporation Voting Securities Outstanding"); provided such acquisition of beneficial ownership would result in the person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of the Corporation Common Stock Outstanding or twenty-five (25%) or more of the combined voting power of the Corporation Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such person was not a direct or indirect beneficial owner of twenty-five percent (25%) or more of the Corporation Common Stock Outstanding or twenty-five (25%) or more of the combined voting power of Corporation Voting Securities Outstanding, as the case may be; or

                           (ii)     A  change  in  the  composition of the Board
such that the individuals who, as of the effective date of this Plan , constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(d), that any individual who becomes a member of the Board subsequent to the effective date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of the Incumbent Board.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" means the committee appointed by the Board to administer the Plan as provided in Section 3.

                  (g) "Common Stock" means the Common Stock, $.01 par value, of the Corporation or any security of the Corporation identified by the Committee as having been issued in substitution, exchange or in lieu thereof.

                  (h)  "Corporation"   means  NACO  Industries,   Inc.,  a  Utah
corporation, or any successor corporation.

                  (i) "Disability" means that because of an injury or sickness the Participant is unable to perform any occupation for which the Participant is qualified or may reasonably become qualified by reason of education, training, or experience, whether or not a job involving such occupation is available within the Corporation.

                  (j)      "Employee"   means  any  individual who is a salaried
employee on the payroll of the Corporation or any Subsidiary.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

                  (l) "Fair Market Value" means, as of any date, the value of a Share determined as follows:

                           (i)      If   the  Common  Stock  is  listed  on  any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such Common Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                           (ii)     If the Common Stock is  quoted on the NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

                           (iii)    In  the  absence of an established market of
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

                  (m) "Forfeiture Event" has the same meaning as Cause as defined above.

                  (n) "Incentive Stock Option" means any Stock Option granted pursuant to the Plan that is intended to be and is specifically designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                  (o) "Nonstatutory Stock Option" means any Stock Option granted pursuant to the provisions of the Plan that is not an Incentive Stock Option.

                  (p) "Optionee" means an Employee, Director or other person who has received the grant of a Stock Option.

                  (q)  "Participant"  means  an  Employee,   Director  or  other
individual who is granted an Award under the Plan.

                  (r) "Retirement" means any termination of employment or service on the Board (other than by death, Disability or Cause) by an employee or a director who is at least 65 years of age or 55 years of age with at least 10 years of employment with or service on the Board of the Corporation or a Subsidiary.

                  (s) "Rules" means regulations and rules adopted from time to time by the Committee.

                  (t) "Share" means one share of Common Stock, adjusted in accordance with Section 7 (if applicable).

                  (u) "Stock Appreciation Right" means a stock appreciation right as provided in Section 6(h).

                  (v) "Stock Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6 of the Plan.

                  (w) "Stock Option Agreement" means the agreement between the Corporation and the Optionee that contains the terms and conditions pertaining to a Stock Option.

                  (x) "Subsidiary" means any corporation or entity in which the Corporation directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and which the Board has designated as a Subsidiary for purposes of the Plan.

         3.       ADMINISTRATION.
                  ---------------
                  (a) Composition of the Committee. The Plan shall be administered by a Committee appointed by the Board, consisting of not less than a sufficient number of non-employee directors so as to qualify the committee to administer the Plan and approve the grant of stock options as contemplated by Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, or any successor or replacement rule adopted by the Commission ("Rule 16b-3"). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The term "non-employee director" shall be interpreted pursuant to the provisions defining "non-employee director" under Rule 16b-3.

                  (b) Actions by the Committee. The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

                  (c) Powers of the Committee. The Committee shall have the authority to administer the Plan in its sole discretion. To this end, the Committee is authorized to construe and interpret the Plan, to promulgate, amend and rescind Rules relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including the selection of Participants who shall be granted Awards, the number of Shares or Share equivalents to be subject to each Award, the Award price, if any, the vesting or duration of Awards, the designation of Stock Options as Incentive Stock Options or Nonstatutory Stock Options, and any and all other terms and conditions of Awards. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation in the Plan, or with respect to decisions concerning the granting timing, pricing and amount of any Awards for persons subject to Section 16 of the Exchange Act. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons participating in the Plan and any person validly claiming under or through persons participating in the Plan.

                  (d) Liability of Committee Members. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it.

         4. DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN.
            ----------------------------------------------------
                  (a) Duration of the Plan. The Plan was adopted by the Board on November 5, 1996, to be effective upon that date subject to approval by the shareholders of the Corporation within twelve months of that date. The Plan shall remain in effect until terminated by the Board; provided, however, that no Incentive Stock Options may be granted on or after November 4, 2006.

                  (b) Shares Subject to the Plan. The maximum number of Shares that may be issued pursuant to Stock Options granted under this Plan is 200,000 Shares. The limitations set forth in this Section 4(b) shall be subject to adjustment as provided in Section 7. Notwithstanding the foregoing, the maximum number of Shares for which Stock Options may be granted to a single participant in a single calendar year shall be 50,000, subject to adjustments contemplated by Section 7. If any Awards are forfeited or if any Awards terminate for any other reason before being exercised, then the Shares subject to such Awards shall again become available for Awards under the Plan. However, if Stock Options are surrendered upon the exercise of related Stock Appreciation Rights, then such Shares shall not be restored to the pool available for Awards.

                  (c) Source of Stock Issued Under the Plan. Common Stock issued under the Plan may be either authorized and unissued Shares or issued Shares that have been reacquired by the Corporation, as determined in the sole discretion of the Committee. No fractional Shares of Common Stock shall be issued under the Plan.

         5. PERSONS ELIGIBLE FOR AWARDS. Persons eligible for Awards under the Plan shall consist of each director of the Corporation and each managerial and other Employee of the Corporation and its Subsidiaries who hold positions of significant responsibility or whose performance or potential contribution, in the judgment of the Committee, would benefit the future success of the Corporation. The Committee may also, in its discretion, select other individuals who have made or are expected to make significant contributions to the Corporation to receive Nonstatutory Stock Options and Stock Appreciation Rights. A Participant may receive more than one Award, including Awards of the same type subject to the restrictions of the Plan. Only Employees shall be eligible to receive Incentive Stock Options.

         6. STOCK OPTIONS. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonstatutory Stock Options and shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee in its sole discretion shall deem desirable:

                  (a) Awards of Stock Options. Subject to the terms of the Plan, the Committee shall have complete authority in its sole discretion to determine the persons to whom and the time or times at which grants of Stock Options will be made. The terms of each Stock Option shall be set forth in a Stock Option Agreement, which shall contain such provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Stock Option or restrictions on the transferability of Shares issued upon the exercise of a Stock Option, as the Committee shall deem advisable in its sole discretion. Stock Options may be granted alone or in tandem with other Awards under the Plan.

                  (b) Number of Shares. Each Stock Option Agreement shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 7. No fractional Shares will be issued pursuant to the exercise of a Stock Option.

                  (c) Exercise Price. Each Stock Option Agreement shall state the price per Share, determined by the Committee in its sole discretion, at which the Stock Option may be exercised; provided, however, that in the case of an Incentive Stock Option the exercise price shall not be less than the Fair Market Value of a Share on the date of grant.

                  (d) Method of Payment. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Corporation specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, and in accordance with its Rules, (i) in Shares already owned by the Participant or (ii) by the withholding and surrender of the Shares subject to the Stock Option. The Committee in its sole discretion, and in accordance with its Rules, may also permit payment to be made by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker approved by the Committee to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the purchase price and any withholding taxes. The Committee in its sole discretion, and in accordance with its Rules, may also permit payment to be made by the delivery (on a form prescribed by the Committee) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Committee as security for a loan and to deliver all or part of the loan proceeds to the Corporation in payment of all or part of the purchase price and any withholding taxes. Payment may also be made in any other form approved by the Committee, consistent with applicable law, regulations and rules.

                  (e) Term and Exercise of Stock Options; Nontransferability of Stock Options. Each Stock Option Agreement shall state the time or times when Stock Options become exercisable and the time or times when any Stock Appreciation Right granted with Stock Options may be exercised, which shall be determined by the Committee in its sole discretion. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted. During the lifetime of the Optionee, the Stock Option shall be exercisable only by the Optionee and shall not be assignable or transferable except as otherwise provided by the Committee in a Stock Option Agreement, or amendment thereto, governing a Nonstatutory Stock Option as provided below. The Committee, in its sole discretion, may provide in a Stock Option Agreement, or an amendment thereto, that a Nonstatutory Stock Option may be transferred to a spouse, sibling, child or grandchild of the Optionee, to a trust for the benefit of such persons, or to a limited partnership, limited liability company or corporation controlled by the Optionee; provided, however, that the Stock Option shall remain subject to termination and forfeiture upon the termination of the Optionee's employment with the Corporation or upon the occurrence of a Forfeiture Event involving the Optionee or any other event that may cause a termination or forfeiture under the terms of the Plan or the Stock Option Agreement, notwithstanding the transfer of such Stock Option by the Optionee.

                  (f) Termination of Employment. Except as otherwise expressly provided by the Committee in a Stock Option Agreement, or an amendment thereto, and subject to the provisions of Subsection 6(g):

                           (i)      If  an  Optionee's  service  on the Board or
employment with the Corporation or a Subsidiary terminates for any reason other than death, Disability, Retirement or Cause, (A) all unvested Stock Options shall immediately terminate in full, and (B) the Optionee may for a period of ninety (90) days after such termination, or until the expiration of the stated term of such Stock Option, whichever period is shorter, exercise his or her Stock Options, or portion thereof, that were vested and exercisable as of the date the Optionee's service on the Board or employment with the Corporation or a Subsidiary terminated, after which time the unexercised portion of any Stock Options shall automatically terminate in full; provided, however, that if an Optionee should die within such ninety (90) day period, any Stock Options may be exercised for a period of one year from the date of the termination of the Optionee's service on the Board or employment with the Corporation or a Subsidiary, or the stated term of such Stock Option, whichever period is shorter, to the extent, and only to the extent, that such Stock Option or portion thereof were vested and exercisable as of the date of the death of the Optionee, after which time the unexercised portion of any Stock Options shall automatically terminate in full.

                           (ii)     If  a  Participant's service on the Board or
employment by the Corporation or a Subsidiary terminates by reason of death, Disability or Retirement, (A) all unvested Stock Options shall immediately terminate in full, and (B) any Stock Options held by such Participant that were vested and exercisable as of the date of such death, Disability or Retirement may be exercised by the Participant, or by the Participant's beneficiary or legal representative, for a period of one year from the date of such death, Disability or Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter, after which time the unexercised portion of any Stock Options shall automatically terminate in full.

                           (iii)    If  an  Optionee's  service as a Director or
employment with the Corporation or a Subsidiary terminates for Cause, the unexercised portion of any Options granted to the Optionee hereunder shall immediately terminate in full and no rights or Options thereunder may be exercised.

                  (g) Forfeiture. Unless otherwise determined by the Committee, in it sole discretion, the following forfeiture provisions shall apply to each Stock Option:

                           (i)      If  at  anytime  within  the term of a Stock
Option a Forfeiture Event shall occur, then all outstanding Stock Options shall be terminated in full. If at anytime within 12 months after the exercise of any portion of a Stock Option a Forfeiture Event shall occur, the Participant shall pay to the Corporation an amount equal to the "Option Gain" with respect to such portion of the Stock Option. If at any time within 12 months after a Participant terminates his/her employment or service on the Board a Forfeiture Event shall occur, the Participant shall pay to the Corporation an amount equal to the "Option Gain" on any Stock Options exercised after the termination of the Participant's employment or service as a director or during the 12 month period preceding such termination of employment or service as a director. For purposes of the Plan, "Option Gain" shall mean the Fair Market Value of a Share on the date of exercise over the exercise price, multiplied by the number of Shares purchased upon exercise of the Stock Option, or portion thereof.

                           (ii)     Except   as   otherwise   provided   by  the
Committee, the forfeiture provisions shall terminate upon a Change of Control and upon a dissolution or liquidation of the Corporation or a merger, consolidation or other reorganization in which the Corporation is not the surviving entity.

                           (iii)    The  Committee,  in its sole discretion, may
waive or modify the forfeiture provisions for a Participant and may also release a Participant from liability under any forfeiture provisions.

                  (h) Rights as a Shareholder. An Optionee or a transferee of an Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Stock Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7.

                  (i) Stock Appreciation Rights. In connection with the grant of any Stock Option pursuant to the Plan, the Committee, in its sole discretion, may also grant a Stock Appreciation Right pursuant to which the Optionee shall have the right to surrender all or part of the unexercised portion of such Stock Option, exercise the Stock Appreciation Right, and thereby obtain payment of an amount equal to (or less than, if the Committee shall so determine in its sole discretion at the time of grant) the difference obtained by subtracting the aggregate exercise price of the Shares subject to the Stock Option (or the portion thereof) so surrendered from the Fair Market Value of such Shares on the date of such surrender. The exercise of such Stock Appreciation Right shall be subject to such limitations (including, but not limited to, limitations as to time and amount) as the Committee shall deem appropriate. The payment of a Stock Appreciation Right may be made in Shares (determined with reference to its Fair Market Value on the date of exercise), or in cash, or partly in cash and in Shares, as determined in the sole discretion of the Committee. In the event of the exercise of a Stock Appreciation Right, the underlying Stock Option will be deemed to have been exercised for all purposes under the Plan, including Section 4.

         7. RECAPITALIZATION. Subject to any required action by the shareholders of the Corporation, the number of Shares covered by the Plan as provided in
Section 4, the number of Shares covered by or referred to in each outstanding Award and the exercise price of each outstanding Stock Option shall be proportionately adjusted for: (a) any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, (b) the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation, or (c) the declaration of a dividend payable in cash that has a material effect on the price of issued Shares.

         Subject to any required action by the shareholders, if the Corporation shall be the surviving corporation in any merger, consolidation or other reorganization, each outstanding Award shall pertain and apply to the securities to which a holder of the number of Shares subject to the Award would have been entitled. In the event of a dissolution or liquidation of the Corporation or a merger, consolidation or other reorganization in which the corporation is not the surviving entity, each outstanding Award shall become fully vested and exercisable and shall be handled in accordance with the terms of the agreement of liquidation, dissolution, merger, consolidation or reorganization which may provide, without limitation, for the cashout or assumption of such Awards.

         In the event of a change in the Common Stock, which is limited to a change of all of the Corporation's authorized shares into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         The Committee may make appropriate adjustments in the number of Shares covered by the Plan and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Corporation assets to shareholders.

         To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee in its sole discretion, and its determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted in a manner that causes the Stock Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         Except as expressly provided in this Section 7, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Stock Option.

         The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merger or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         In the event that another corporation or business entity is acquired by the Corporation and the Corporation agrees to assume outstanding stock options under the terms of this Plan, the aggregate number of Shares available for Awards under Section 4 shall be increased accordingly.

         8. CHANGE IN CONTROL. In the event of a Change in Control of the Corporation, any Stock Options outstanding on the date of such Change in Control that are not yet vested or exercisable on such date shall become fully vested and exercisable. The Committee in its sole discretion may adopt Rules setting forth additional provisions to take effect upon a Change in Control, provided such provisions are not inconsistent with this Section 8(a).

         9. SECURITIES LAW REQUIREMENTS. No Shares shall be issued and no Stock Options shall become exercisable pursuant to the Plan unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or quotation system on which the Common Stock is listed or quoted has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

         10.      AMENDMENTS OF THE PLAN AND AWARDS.
                  ----------------------------------
                  (a) Plan Amendments. The Board may, insofar as permitted by law, from time to time, suspend or discontinue the Plan with respect to any Shares at the time not subject to Awards, or revise or amend the Plan in any respect whatsoever.

                  (b) Amendments of Awards. Subject to the terms and conditions and within the limitations of the Plan, the Committee may amend, cancel, modify, extend or renew outstanding Awards granted under the Plan, or accept the exchange of outstanding Awards (to the extent not theretofore exercised) for the granting of new Awards (at the same or a different price, if applicable) in substitution therefor.

                  (c) Rights of Participant. No amendment, suspension or termination of the Plan nor any amendment, cancellation or modification of any Award outstanding under it that would adversely affect the right of any Participant in an Award previously granted under the Plan will be effective without the written consent of the affected Participant.

         11.      GENERAL PROVISIONS.
                  -------------------
                  (a) Application of Funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of a Stock Option will be used for general corporate purposes.

                  (b) Employment Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Corporation or a Subsidiary. The Corporation and its Subsidiaries reserve the right to terminate the employment of any Employee at any time and for any reason, which right is hereby reserved.

                  (c) Shareholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued.

                  (d) No Obligation to Exercise Stock Option. The granting of a Stock Option shall impose no obligation upon the Optionee to exercise such Stock Option.

                  (e)      Withholding Taxes.

                           (i)      General.   To   the   extent   required   by
applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Corporation shall not be required to make such payment or distribution until such obligations are satisfied.

                           (ii)     Stock Withholding. The Committee in its sole
discretion may permit a Participant to satisfy all or part of his or her withholding tax obligations incident to the exercise of a Nonstatutory Stock Option by having the Corporation withhold a portion of the Shares that otherwise would be issued to him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Shares to the Corporation, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

                  (f) Other Corporation Benefit and Compensation Programs. Payment and other benefits received by a Participant under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country, state or political subdivision thereof and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Corporation or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award is necessary to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any Corporation or Subsidiary plans. The Plan notwithstanding, the Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward employees for their service with the Corporation and its Subsidiaries.

                  (g) Costs of the Plan. The costs and expenses of administering the Plan shall be borne by the Corporation.

                  (h) Participant's Beneficiary. The Rules may provide that in the case of an Award that is not forfeitable by its terms upon the death of the Participant, the Participant may designate a beneficiary with respect to such Award in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto by bequest of or inheritance from the holder of such Award.

                  (i) Awards in Foreign Countries. The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Corporation or its Subsidiaries may operate to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the intent of the Plan.

                  (j) Severability. The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                  (k) Binding Effect of Plan. The Plan shall be binding upon and shall inure to the benefit of the Corporation, its successors and assigns and the Corporation shall require any successor or assign to expressly assume and agree to perform the Plan in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or assignment had taken place. The term "the Corporation" as used herein shall include successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Corporation (including the Plan) whether by operation of law or otherwise.

                  (l) No Waiver of Breach. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         12. APPROVAL OF SHAREHOLDERS. Adoption of the Plan shall be subject to approval by affirmative vote of the shareholders of the Corporation in accordance with applicable law.

         13. ADOPTION. To Plan as set forth herein was adopted by the Board as of November 5, 1996 subject to approval by the shareholders within twelve months of such date.

         EXECUTED this 5th day of November, 1996.

                                             NACO INDUSTRIES, INC.


                                             By: /s/ JEFFREY J. KIRBY
                                                 --------------------
                                             Its: Vice President
                                                 ---------------